UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

PERFORMANCE FOOD GROUP COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	0-22192 (Commission File Number)	54-0402940 (I.R.S. Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia (Address of Principal Executive Offices)		23238 (Zip Code)

(804) 484-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 .13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On June 27, 2005, Performance Food Group Company, a Tennessee corporation (the “Company”) entered into an Amendment No. 5 to Receivables Purchase Agreement in order to, among other things, extend the term of its receivables facility, pursuant to which certain of the Company’s operating units sell a portion of their accounts receivable to PFG Receivables Corporation, a wholly-owned, special purpose subsidiary, which in turn, subject to certain conditions, may from time to time sell an undivided interest in these receivables to a financial institution. With Amendment No. 5 to Receivables Purchase Agreement, the term of the facility has been extended through June 26, 2006.

     The Amendment No. 5 to Receivables Purchase Agreement is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     10.1 Amendment No. 5 to Receivables Purchase Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

By:/s/ John D. Austin
     John D. Austin

     Senior Vice President and Chief Financial Officer

Date: June 30, 2005

EXHIBIT INDEX

10.1	Amendment No. 5 to Receivables Purchase Agreement.